SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: November 21, 2000


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

           TEXAS                                          74-1611874
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

   15835 Park Ten Place Drive                                77084
        Houston, Texas                                    (Zip Code)
(Address of principal executive offices)


               Registrant's telephone number, including area code:
                                  281-749-7800

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ITEM 5.    OTHER EVENTS

ON NOVEMBER 21, 2000, THE COMPANY ANNOUNCED ITS EARNINGS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000. A COPY OF THE PRESS RELEASE SUMMARIZING THESE EARNINGS IS FILED WITH THIS FORM 8-K AS EXHIBIT 99.1 AND IS INCORPORATED HEREIN BY REFERENCE.

FOR THE QUARTER ENDED SEPTEMBER 30, 2000, THE COMPANY HAD NET INCOME OF USD 6,862,000, OR USD .49 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 37,558,000, COMPARED TO A NET INCOME OF USD 4,826,000, OR USD .35 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 34,980,000, FOR THE FOURTH QUARTER OF 1999. AS A RESULT OF A REDUCTION IN THE DEEMED INCOME TAX RATE IN EGYPT AND THE UTILIZATION OF CERTAIN FOREIGN TAX CREDITS TO REDUCE UNITED STATES TAX OBLIGATIONS, THE COMPANYS EFFECTIVE TAX RATE FOR THE QUARTER ENDED SEPTEMBER 30, 2000 WAS 29%, RESULTING IN AN EFFECTIVE TAX RATE FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000 OF 35.5%. ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY'S CONSOLIDATED
STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2000 AND SEPTEMBER 30, 1999, AN ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE QUARTER ENDED SEPTEMBER 30, 2000 AND CONTRACT STATUS SUMMARY AT NOVEMBER 21, 2000 ARE ATTACHED HERETO AS EXHIBITS 99.2, 99.3 AND 99.4 RESPECTIVELY.

Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition;
operating risks; risk involved in foreign operations; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 1999 filed with the Securities and Exchange Commission.

ITEM 7. EXHIBITS

EXHIBIT 99.1   PRESS RELEASE DATED NOVEMBER 21, 2000

EXHIBIT 99.2   CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE
               MONTHS ENDED SEPTEMBER 30, 2000 AND SEPTEMBER 30, 1999

EXHIBIT 99.3 ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE QUARTER ENDED SEPTEMBER 30, 2000

EXHIBIT 99.4   CONTRACT STATUS SUMMARY AT NOVEMER 21, 2000


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ATWOOD OCEANICS, INC.
                                             (Registrant)



                                             /s/ James M. Holland
                                             James M. Holland
                                             Senior Vice President

                                             DATE:    21 November 2000



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                                  EXHIBIT INDEX

EXHIBIT NO.                      DESCRIPTION

99.1          Press Release dated November 21, 2000

99.2 Consolidated Statements of Operations for the Three Months ended September 30, 2000 and September 30, 1999

99.3 Analysis of Contract Revenues and Drilling Costs for the quarter ended September 30, 2000

99.4          Contract Status Summary at November 21, 2000